                                  EXHIBIT 10.24



                      LINE OF CREDIT TO THE COMPANY FROM
                      ROBIN PREVER AND ANTHONY MALATINO

                                   Exhibit 13

                                                         April 10, 1997



Board of Directors
Saratoga Beverage Group, Inc.
11 Geyser Road
Saratoga Springs, NY 12866

Ladies and Gentleman:

                  The undersigned hereby agree to loan to Saratoga Beverage Group, Inc. (the "Company"), pursuant to a line of credit, an amount of up to $250,000, which borrowing will be evidenced by a promissory note containing standard terms and conditions, including the following: (a) the note will bear interest at a rate equal to one percentage point per annum in excess of the prime rate as in effect from time to time; (b) the term of the note will be one year from the date thereof, at which time all accrued interest and unpaid principal will be due and payable; provided, however, that the note will be payable at such earlier time as either of the following events may occur: (I) the Company secures a bank line of credit or similar financing in an amount of at least $250,000; or (II) a change in control of the Company occurs; and (c) the note will be secured by a pledge of receivables, inventory, property, plant and/or equipment of the Company, as determined by the undersigned and the officers of the Company in their discretion.

                  The line of credit will take effect upon the execution by the undersigned and the Company of loan documentation prepared by counsel to the undersigned.



                                              Very truly yours,

                                                       /s/ Robin Prever
                                              -------------------------
                                                           Robin Prever



                                                   /s/ Anthony Malatino
                                              -------------------------
                                                       Anthony Malatino

                                   Exhibit 14